BELL, BOYD & LLOYD LLC
                                              Three First National Plaza
                                          70 West Madison Street, Suite 3300
                                             Chicago, Illinois 60602-4207
                                                     312 372-1121
                                                   Fax 312 372-2098




                                                  December 22, 2000



         As counsel for Liberty-Stein Roe Institutional Floating Rate Income Fund (the "Registrant"), we consent to the incorporation by reference of our opinions, filed with the Registrant's registration statement on Form N-2, on each of the dates listed below:

---------------------------------------- -------------------------------------- --------------------------------------
              Description                           Date of Opinion                        Date of Filing
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Initial Filing                           November 6, 1998                       November 17, 1999
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Registration of Additional Shares        May 6, 1999                            May 7, 1999
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Registration of Additional Shares        December 11, 2000                      December 13, 2000
---------------------------------------- -------------------------------------- --------------------------------------


         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                         Very truly yours,

                                                 /s/ Bell, Boyd & Lloyd LLC


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